Employee Defined Contribution Plan	12 Months Ended
Jun. 30, 2023
Employee Defined Contribution Plan
Employee Defined Contribution Plan
16.	Employee Defined Contribution Plan

Full time employees of the Group’s subsidiaries and VIEs in mainland and Hong Kong, the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. The related labor regulations of mainland and Hong Kong, PRC require that the Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The employee benefits were expensed as incurred. The Group has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits were approximately RMB47,362, RMB73,694 and RMB100,338 for the years ended June 30, 2021, 2022 and 2023, respectively.